                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 9, 2003

                           SPECIAL METALS CORPORATION
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     000-22029                25-1445468
     ------------------             ----------------         -----------------
(State or Other Jurisdiction of       (Commission             (IRS Employer
       Incorporation)                 File Number)        Identification Number)

                           4317 Middle Settlement Road
                          New Hartford, New York 13413
                ------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (315) 798-2900
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Item 5.  Other Events.

      On January 9, 2003 the Bankruptcy Court approved the Company's motion to extend, through March 10, 2003, the period during which the Company's management has the exclusive right to present a Plan of Reorganization. In connection with the extension of the exclusivity period, the Company's bank group entered into an agreement to amend the terms of the Company's debtor in possession credit facility agreement to provide the Company until February 14, 2003 to file a Plan of Reorganization.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SPECIAL METALS CORPORATION

                                          By:      /s/ Robert F. Dropkin
                                                   -----------------------------
                                          Name:    Robert F. Dropkin
                                          Title:   Vice President, Secretary and
                                                   Chief Legal Counsel

Dated:  January 15, 2003


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                                  EXHIBIT INDEX

                           SPECIAL METALS CORPORATION

                           Current Report on Form 8-K

 Exhibit No.             Description
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
Exhibit 99.1             Third Amendment to Postpetition Credit Agreement


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